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                                                                   EXHIBIT 10.10

                        NEW CENTURY FINANCIAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

      (Composite Plan Document Incorporating Amendments through 2002-I and
                         Reflecting 2003 Stock Dividend)

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                                TABLE OF CONTENTS

                                                                         PAGE

1.       PURPOSE............................................................3

2.       DEFINITIONS........................................................3

3.       ELIGIBILITY........................................................5

4.       STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS......................5

5.       OFFERING PERIODS...................................................5

6.       PARTICIPATION......................................................5

7.       METHOD OF PAYMENT OF CONTRIBUTIONS.................................6

8.       GRANT OF OPTION....................................................7

9.       EXERCISE OF OPTION.................................................7

10.      DELIVERY...........................................................8

11.      TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS...............8

12.      ADMINISTRATION.....................................................8

13.      DESIGNATION OF BENEFICIARY.........................................9

14.      TRANSFERABILITY...................................................10

15.      USE OF FUNDS; INTEREST............................................10

16.      REPORTS...........................................................10

17.      ADJUSTMENTS OF AND CHANGES IN THE STOCK...........................10

18.      TERM OF PLAN; AMENDMENT OR TERMINATION............................11

19.      NOTICES...........................................................12

20.      CONDITIONS UPON ISSUANCE OF SHARES................................12

21.      PLAN CONSTRUCTION.................................................12

22.      EMPLOYEES' RIGHTS.................................................13

23.      MISCELLANEOUS.....................................................13

24.      TAX WITHHOLDING...................................................13

                                       -i-

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                        NEW CENTURY FINANCIAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

      (Composite Plan Document Incorporating Amendments through 2002-I and
                         Reflecting 2003 Stock Dividend)

                  The following constitute the provisions of the New Century Financial Corporation Employee Stock Purchase Plan.

1.       PURPOSE

         The purpose of this Plan is to provide Eligible Employees with an incentive to advance the best interests of the Corporation (and those Subsidiaries which may be designated by the Committee as "Participating Corporations") by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

2.       DEFINITIONS

         Capitalized terms used herein which are not otherwise defined shall have the following meanings.

                  "Account" shall mean the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

                  "Board" shall mean the Board of Directors of the Corporation.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Committee" shall mean the committee appointed by the Board to administer this Plan pursuant to Section 12.

                  "Common Stock" shall mean the common stock of the Corporation.

                  "Company" shall mean the Corporation and its Subsidiaries.

                  "Compensation" shall mean an Eligible Employee's regular earnings, overtime pay, sick pay, commissions, vacation pay, incentive compensation and bonuses. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: prizes, awards, housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income. Compensation shall be determined before giving effect to any deferral election under the Corporation's nonqualified Deferred Compensation Plan and

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                  Compensation shall not include any amounts paid under such plan. "Contributions" shall mean all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

                  "Corporation" shall mean New Century Financial Corporation, a Delaware corporation.

                  "Eligible Employee" shall mean any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Corporation" (including any Subsidiaries which have become such after the date that this Plan is approved by shareholders). Notwithstanding the foregoing, "Eligible Employee" shall not include any employee who (i) has not as of the Grant Date completed at least 90 days of continuous full-time employment with the Company, (ii) whose customary employment is for less than 20 hours per week, or (iii) whose customary employment is for not more than five months in a calendar year.

                  "Effective Date" shall mean October 13, 1997.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exercise Date" shall mean, with respect to an Offering Period, the last day of that Offering Period. Effective January 1, 2003, the Exercise Date shall be March 31 for an Option granted on January 1, June 30 for an Option granted on April 1, September 30 for an Option granted on July 1, and December 31 for an Option granted on October 1.

                  "Fair Market Value" shall mean the closing price of a Share on The New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal or, in the event the Common Stock is not listed on The New York Stock Exchange, the "Fair Market Value" shall be the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") or, if such price is not reported, the mean of the bid and asked prices per Share as reported by NASDAQ or, if such prices are not so listed or reported, as determined by the Committee (or its delegate), in its discretion

                  "Grant Date" shall mean the first day of each Offering Period.

                  "Offering Period" shall, effective January 1, 2003, mean the three-consecutive month period commencing on each January 1, April 1, July 1, and October 1.

                  "Option" shall mean the stock option to acquire Shares granted to a Participant pursuant to Section 8.

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                  "Option Price" shall mean the per share exercise price of an
                  Option as determined in accordance with Section 8(b).

                  "Participant" shall mean an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

                  "Plan" shall mean this New Century Financial Corporation Employee Stock Purchase Plan, as amended from time to time.

                  "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section
                  16.

                  "Section 16" shall mean Section 16 of the Exchange Act.

                  "Share" shall mean a share of Common Stock.

                  "Subscription Agreement" shall mean the written agreement filed by an Eligible Employee with the Corporation pursuant to
                  Section 6 to participate in this Plan.

                  "Subsidiary" shall mean any corporation in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.       ELIGIBILITY

         Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.       STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

         The total number of Shares to be made available under this Plan is 3,000,000 authorized and unissued or treasury shares of Common Stock, or Shares repurchased on the open market, subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 18.

5.       OFFERING PERIODS

         During the term of this Plan, the Corporation will offer Options to purchase Shares to all Participants during each Offering Period. Each Option shall become effective on the Grant Date. The term of each Option shall, effective January 1, 2003, be three months and shall end on the respective Exercise Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

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6.       PARTICIPATION

         An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, Subscription Agreements must be filed with the Corporation prior to the applicable Grant Date and must set forth the whole percentage of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions each pay period. The Committee may permit Eligible Employees to make separate Contribution elections with respect to the bonus portion of their Compensation, on such terms and conditions as the Committee may prescribe. Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. A Participant's Subscription Agreement (as it may periodically be changed in accordance with Section 7) shall remain valid for all Offering Periods until (i) the Participant terminates his or her Contributions in accordance with Section 7(c), (ii) the date the Participant's employment with the Company is terminated, or (iii) the date the Participant is no longer an Eligible Employee.

7.       METHOD OF PAYMENT OF CONTRIBUTIONS

         (a) The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

         (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section or until his or her participation terminates pursuant to Section 11.

         (c) A Participant may terminate his or her Contributions during an Offering Period by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.

         (d) A Participant may discontinue or otherwise decrease (but may not increase) the level of his or her Contributions (within Plan limits) during an Offering Period by

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                  completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written change in Contributions election which shall be signed by the Participant. Such change shall be effective as soon as administratively practicable after its receipt by the Corporation. A Participant shall make no more than one election pursuant to this Section 7(d) in any one Offering Period and any elections in excess of such limit shall be invalid.

         (e) A Participant may discontinue or otherwise increase or decrease the level of his or her Contributions (within Plan limits) effective as of the first day of the next succeeding Offering Period by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written change in Contributions election which shall be signed by the Participant.

8.       GRANT OF OPTION

         (a) On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

         (b) The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 90% of the Fair Market Value of a Share on the applicable Grant Date; or (ii) 90% of the Fair Market Value of a Share on the applicable Exercise Date.

         (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option or other right to purchase Shares under this Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or any Subsidiary, or (ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Company qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation or of a Subsidiary (determined at the time the right to purchase such Stock is granted) for each calendar year in which such right is outstanding. For this purpose a right to purchase Shares accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

9.       EXERCISE OF OPTION

         Unless a Participant's Plan participation is terminated as provided in
         Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such Option shall be purchased at the Option Price

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         with the balance of such Participant's Account. The Committee, in its discretion and prior to the applicable Offering Period, may limit the purchase of fractional Shares under the Plan; provided that if any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.

10.      DELIVERY

         As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. Inability of the Corporation to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate shall relieve the Corporation from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

11.      TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

         (a) Upon a Participant's termination from employment with the Company for any reason or in the event that a Participant is no longer an Eligible Employee or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her or in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under
                  Section 13, and such Participant's Option for that Offering Period shall be automatically terminated.

         (b) A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

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12.      ADMINISTRATION

         (a) The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

         (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Corporation, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including officers of the Corporation.

         (c) Any action taken by, or inaction of, the Corporation, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Corporation shall be liable for any such action or inaction.

13.      DESIGNATION OF BENEFICIARY

         (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant's death and such Participant's

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                  Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

         (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14.      TRANSFERABILITY

         Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to
         Section 13.

15.      USE OF FUNDS; INTEREST

         All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.

16.      REPORTS

         Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of Shares purchased and his or her remaining Account balance, if any.

17.      ADJUSTMENTS OF AND CHANGES IN THE STOCK

         (a) The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification,

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                  recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

                  (i) proportionately adjust any or all of (1) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (2) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options,
                           (3) the Option Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

                  (ii) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for the substitution, settlement, or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

                  In each case, no such adjustment will be made that would cause this Plan to violate Section 423 of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

         (b) Upon a dissolution of the Corporation, or any other event described in Section 17(a) that the Corporation does not survive, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Committee through a plan or reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Section 17(b), such Participant's Account shall be paid to him or her in cash.

18.      TERM OF PLAN; AMENDMENT OR TERMINATION

         (a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date

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                  and this Plan shall terminate on such date unless sooner
                  terminated pursuant to this Section 18.

         (b) The Board may amend, modify or terminate this Plan at any time without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board. No amendment, modification, or termination pursuant to this Section 18(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring shareholder approval.

19.      NOTICES

         All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

20.      CONDITIONS UPON ISSUANCE OF SHARES

         Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

         As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Corporation such a representation is required under applicable law, the Corporation may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

21.      PLAN CONSTRUCTION

         (a) It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to the prohibitions of Section 16 satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and

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                  restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 with respect to Plan transactions.

         (b) This Plan and Options are intended to qualify under Section 423 of the Code.

         (c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

22.      EMPLOYEES' RIGHTS

         Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment or such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant. No Participant shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Option. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Corporation and any Participant.

23.      MISCELLANEOUS

         (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

         (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

         (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

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

24.      TAX WITHHOLDING

         Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant's Account balance as of an Exercise Date, before the exercise of the Participant's Option is given effect on such date, the amount of any taxes which the Company reasonably determines it may be required to withhold with respect to such exercise. In such event, the maximum number of whole Shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant's Account (after reduction for the tax withholding amount).

         Should the Company for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an Option, or should the Company reasonably determine that it has a tax withholding obligation with respect to a disposition of Shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event.

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